UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
                         May 4, 2000
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                    Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

  On   May   4,  2000,  Laboratory  Corporation  of  America-
Registered Trademark-Holdings (LabCorp-Registered Trademark-) announced that it entered into a definitive agreement with San Diego-based Pathology Medical Laboratories (PML) to acquire PML's laboratory testing business. The transaction is scheduled to be finalized on or about June 1, 2000, and is contingent on the satisfaction of certain conditions. Terms of the definitive agreement were not disclosed.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          May 4, 2000.

                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: May 19, 2000